INVESTMENT PROPERTIES (Tables)	12 Months Ended
Dec. 31, 2021
Investment property [abstract]
Disclosure of detailed information about investment property
The following table presents the carrying amount for Brookfield Infrastructure’s investment properties:

US$ MILLIONS	2021	2020
Balance at beginning of the year	$518	$416
Additions, net of disposals	106	3
Fair value adjustments	42	68
Foreign currency translation	(11)	31
Balance at end of the year	$655	$518
The following table summarizes the valuation techniques and significant inputs for Brookfield Infrastructure’s investment property. Our partnership has classified all assets below under level 3 of the fair value hierarchy:

Segment	Valuation technique	Significant unobservable inputs	Range of inputs
Transport	Direct Income Capitalization	Capitalization Rate	6% to 14%
Data	Direct Income Capitalization	Capitalization Rate	6% to 8%